Exhibit 10.3
GUARANTY

In order to induce ComVest Capital, LLC (the “Lender”), to (a) enter into that certain Amended and Restated Revolving Credit and Term Loan Agreement of even date herewith (as same may be amended, modified, supplemented and/or restated from time to time, the “Loan Agreement”) with LaPolla Industries, Inc. (the “Obligor”), (b) accept from the Obligor that certain Amended and Restated Term Note of even date herewith in the principal amount of $3,000,000 (as same may be amended, modified, supplemented and/or restated from time to time, the “Note”), being issued pursuant to the Loan Agreement, and (c) extend to the Obligor the Term Loan contemplated by the Loan Agreement, the undersigned, RICHARD KURTZ, an individual (the “Guarantor”), hereby guarantees to the Lender, and/or any other holder(s) of any Guaranteed Obligations (as such term is hereinafter defined) from time to time, the full and timely payment and performance by the Obligor of all principal, interest, collection costs and other obligations from time to time outstanding under, in respect of or pursuant to the Term Loan made under the Loan Agreement and further evidenced by the Note (collectively, the “Guaranteed Obligations”).  This is an absolute, irrevocable and unconditional guaranty of payment and not merely of collection, and the Lender may (notwithstanding the Guarantor’s joint and several liability with the Obligor and any and all other guarantor(s) of any of the Guaranteed Obligations) enforce this Guaranty without the need to resort to any proceedings or obtain any judgment as against the Obligor or any guarantor, or to make any resort to or against any collateral pledged by the Obligor or any guarantor to secure the payment and performance of any of the Guaranteed Obligations; and in the event that there shall at any time occur and be continuing any Event of Default under and as defined in the Loan Agreement, or if the Guaranteed Obligations shall otherwise become accelerated in accordance with the provisions of the Loan Agreement, then the Guarantor shall forthwith pay to the Lender, on demand, all Guaranteed Obligations.

This Guaranty shall remain in full force and effect until such time as the Obligor or the Guarantor has delivered to the Lender financial statements and calculations which accurately reflect and demonstrate that the Obligor has maintained a ratio of EBITDA to Debt Service (as such terms are defined in the Loan Agreement) of 1.25 to 1.0 for any period of three (3) consecutive fiscal quarters commencing after the date hereof (the “Release Condition”).  In the event that any such financial statements and calculations shall be inaccurate to such an extent as to cause such ratio not to be met in any of the three (3) subject fiscal quarters, then this Guaranty shall be deemed to have remained in effect at all times without regard to any claimed satisfaction of such Release Condition.

1.           Until that date which is one (1) year after the indefeasible payment in full of the Guaranteed Obligations, the Guarantor makes the following waiver:  THE GUARANTOR SHALL NOT TAKE BY ASSIGNMENT, SUBROGATION OR OTHERWISE ANY CLAIM OR COLLATERAL THAT THE LENDER MIGHT HAVE OR OBTAIN AGAINST OR FROM THE OBLIGOR, AND THE GUARANTOR IRREVOCABLY WAIVES AND RELEASES, IN ADDITION TO THOSE CLAIMS, ANY CLAIM FOR UNJUST ENRICHMENT, INDEMNIFICATION, CONTRIBUTION OR REIMBURSEMENT, AND ANY AND ALL OTHER SUBROGATION CLAIMS AGAINST THE OBLIGOR ON ACCOUNT OF ANY PAYMENTS HEREUNDER, WHETHER BY STATUTE, BY CONTRACT, BY LAW OR IN EQUITY, WHETHER ACTUAL OR CONTINGENT, AND WHETHER NOW OR HEREAFTER ARISING.

2.           In order to induce the Lender to accept this Guaranty, the Guarantor hereby represents and warrants that (a) this Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity, and (b) the Guarantor’s execution, delivery and performance of this Guaranty does not conflict with or constitute a breach of any agreement or obligation to which the Guarantor is a party or by which any of his property or assets is bound, or require the consent of any other person.

3.           The Guarantor hereby acknowledges and confirms that, as a principal shareholder of the Obligor, the Guarantor will derive immediate and substantial benefit from the loans and advances to be made from time to time to the Obligor under the Loan Agreement.  The Guarantor hereby further acknowledges and agrees that the validity of this Guaranty and the Guarantor’s obligations hereunder shall in no way be terminated, modified, affected, impaired or diminished by reason of any of (i) the granting by the Lender of any consent, indulgence, extension, renewal, waiver, compromise or release to the Obligor or any other guarantor(s) of any of the Guaranteed Obligations, (ii) any failure by the Lender to insist in any one or more instances upon strict performance or observance by the Obligor and/or any such other guarantor(s) of any of the terms, provisions or conditions of the Loan Agreement, the Note and/or any security agreements, collateral agreements or other agreements or instruments establishing or evidencing any collateral security for the Guaranteed Obligations, the Loan Agreement, the Note, this Guaranty or any other guaranty of any of the Guaranteed Obligations (collectively, the “Loan Documents”), (iii) any assertion or non-assertion by the Lender against the Obligor and/or any such other guarantor(s) of any of the rights or remedies reserved to the Lender in the Loan Documents (including, without limitation, any application of payments received from or in respect of the Obligor), (iv) any forbearance by the Lender from exercising any of its rights or remedies as aforesaid, (v) any bankruptcy, insolvency, receivership, reorganization, liquidation or other similar proceeding relating to the Obligor and/or any such other  guarantor(s), (vi) any relief of the Obligor and/or any such other guarantor(s) from any of its obligations under the Loan Documents, by operation of law, in equity or otherwise, (vii) any offset or defense (other than the defense of full payment) in favor of the Obligor, the Guarantor and/or any such other guarantor(s) against the Lender, (viii) any amendment, modification, extension, renewal, termination, compromise or waiver under or in respect of the Loan Documents, (ix) any sale, release or other disposition of any collateral security for the Guaranteed Obligations, (x) any failure to take  any action in respect of any such collateral, (xi) any transfer, assignment or negotiation of any of the Loan Documents and/or any collateral security as aforesaid (including, without limitation, this Guaranty), or (xii) any application of payments, in accordance with the Loan Agreement, to any other Obligations prior to application to the Guaranteed Obligations.  The Guarantor hereby waives any and all notice, demand, presentment, protest and other such privilege or formality, and all notice in respect of the creation, renewal, extension or accrual of any Guaranteed Obligations.

4.           The Guarantor hereby covenants and agrees that, for so long as any Guaranteed Obligations remain outstanding and/or the Obligor has any right to make further borrowings under the Loan Agreement, the Guarantor shall, within 30 days after the filing thereof, provide to the Lender true and complete copies of all federal and state tax returns and other tax filings made by or on behalf of the Guarantor and/or his spouse.

5.           This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.           This Guaranty shall be binding upon the undersigned Guarantor and his heirs, executors, administrators, personal representatives, successors and assigns, shall inure to the benefit of the Lender and its successors and assigns, and shall terminate only upon the indefeasible payment and performance in full of all of the Guaranteed Obligations.  No assignment of, or succession to, the obligations of the Guarantor hereunder shall in any way terminate, modify, affect, impair or diminish the obligations of the Guarantor hereunder, absent an express written agreement to such effect duly executed by the Lender.

7.           No delay on the part of the Lender in exercising any rights hereunder, or any failure by the Lender to exercise any such rights, shall operate as a waiver of any such rights for any purposes, it being understood that the Lender may exercise any and all of its rights hereunder at any time and from time to time pursuant to the terms hereof.

8.           This Guaranty may not be terminated, modified or amended except by a writing duly executed by the Lender and the Guarantor.

9.           This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).  The Guarantor hereby consents to the jurisdiction of all courts (state and/or federal) sitting in the State of New York in connection with any action or proceeding under or in respect of this Guaranty, and waives trial by jury in any such action or proceeding.

10.           In the event that the holder hereof shall, after default by the Guarantor of any of his obligations hereunder, place this Guaranty in the hands of any attorney for enforcement and/or collection, through legal proceedings or otherwise, the Guarantor shall pay to the holder hereof all costs and expenses of enforcement and collection (including reasonable attorneys’ fees).

11.           All capitalized terms used herein without definition have the respective meanings ascribed to them in the Loan Agreement.

IN WITNESS WHEREOF, the undersigned Guarantor, intending to be legally bound hereby, has executed this Guaranty as of this 30th day of June, 2008.

/s/ Richard J. Kurtz
Richard Kurtz